GOING CONCERN	12 Months Ended
Dec. 31, 2016
Going Concern [Abstract]
Going Concern Disclosure [Text Block]
2 — GOING CONCERN
The Company’s consolidated financial statements have been prepared assuming it will continue as a going concern, which contemplates continuity of operations, realization of assets, and the settling of liabilities in the normal course of business. As reflected in the financial statements, the Company had an accumulated deficit at December 31, 2016 of  $209.3 million and a net loss of approximately $20.9 million for the year then ended. As of December 31, 2016, the Company has been funding its business principally through debt and equity financings and advances from related parties. The Company expects cash flows from operating activities to be positively affected as a result of the acquisition of Vislink in February 2017, although no assurance can be provided of this (See Note 18). The Company continues to experience significantly long sales cycles in certain legacy areas, most notably, in the first responder, public safety, military and rural telco markets. These factors raise substantial doubt about the Company’s ability to continue as a going concern for a period of at least one year from the date of filing this Annual Report.
The ability to recognize revenue and ultimately cash receipts is contingent upon, but not limited to, acceptable performance of the delivered equipment of services. If the Company is unable to raise additional capital and/or close on some of its revenue producing opportunities in the near term, the carrying value its assets may be materially impacted. The consolidated financial statements do not include any adjustments related to the recovery and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.